                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of February, 2001.


                                                          /s/ ROBERT S. TAUBMAN
                                                          ---------------------
                                                              ROBERT S. TAUBMAN

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 6th day of February, 2001.


                                                             /s/ MAX M. FISHER
                                                             ------------------
                                                                 MAX M. FISHER

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 8th day of February, 2001.


                                                          /s/ MICHAEL BLAKENHAM
                                                          ----------------------
                                                              MICHAEL BLAKENHAM

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 8th day of February, 2001.


                                                           /s/ HENRY G. JARECKI
                                                           -------------------
                                                               HENRY G. JARECKI

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature this 4th day of February, 2001.



                                                    /s/ SHARON PERCY ROCKEFELLER
                                                    ----------------------------
                                                        SHARON PERCY ROCKEFELLER

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of February, 2001.



                                                /s/ THE MARQUESS OF HARTINGTON
                                                ------------------------------
                                                    THE MARQUESS OF HARTINGTON

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 8th day of February, 2001.



                                                          /s/ HENRY R. KRAVIS
                                                          -------------------
                                                              HENRY R. KRAVIS

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of February, 2001.



                                                             /s/ CONRAD BLACK
                                                             -----------------
                                                                 CONRAD BLACK

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of February, 2001.



                                                             /s/ JEFFREY H. MIRO
                                                             -------------------
                                                                 JEFFREY H. MIRO

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 8th day of February, 2001.


                                                          /s/ MICHAEL I. SOVERN
                                                          ---------------------
                                                              MICHAEL I. SOVERN

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of February, 2001.



                                                         /s/ GEORGE BLUMENTHAL
                                                         --------------------
                                                             GEORGE BLUMENTHAL

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of February, 2001.



                                                             /s/ ROBIN WOODHEAD
                                                             ------------------
                                                                 ROBIN WOODHEAD

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of February, 2001.



                                                          /s/ STEVEN B. DODGE
                                                          -------------------
                                                              STEVEN B. DODGE

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 5th day of February, 2001.



                                                             /s/ BRIAN S. POSNER
                                                             -------------------
                                                                 BRIAN S. POSNER